Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending December 31, 2013

6200 South Gilmore Road
Fairfield, Ohio 45014-5141
www.cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Dennis E. McDaniel	Joan O. Shevchik	Molly A. Grimm
(513) 870-2768	(513) 603-5323	(513) 870-2697

	A.M. Best	Fitch	Moody's	Standard & Poor's
Cincinnati Financial Corporation
Corporate Debt	a-	BBB+	A3	BBB

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:
The Cincinnati Insurance Company	A+	A+	A1	A
The Cincinnati Indemnity Company	A+	A+	A1	A
The Cincinnati Casualty Company	A+	A+	A1	A
Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A	—	—	—

The Cincinnati Life Insurance Company	A	A+	—	A

Ratings are as of February 4, 2014, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength on cinfin.com.
The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included with our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.

CINF Fourth-Quarter 2013 Supplemental Financial Data

Cincinnati Financial Corporation
Supplemental Financial Data
Fourth Quarter 2013

Page
Definitions of Non-GAAP Information and Reconciliation to Comparable GAAP Measures	3

Consolidated
Quick Reference	4
CFC and Subsidiaries Consolidation – Twelve Months Ended December 31, 2013	5
CFC and Subsidiaries Consolidation – Three Months Ended December 31, 2013	6
5-Year Net Income Reconciliation	7
CFC Insurance Subsidiaries – Selected Balance Sheet Data	8

Consolidated Property Casualty Insurance Operations
Statutory Statements of Income	9
Consolidated Cincinnati Insurance Companies – Losses Incurred Detail	10
Consolidated Cincinnati Insurance Companies – Loss Ratio Detail	11
Consolidated Cincinnati Insurance Companies – Loss Claim Count Detail	12
Direct Written Premiums by Line of Business and State	13
Quarterly Property Casualty Data – Commercial Lines	14
Quarterly Property Casualty Data – Personal Lines and Excess & Surplus Lines	15
Loss and Loss Expense Analysis – Twelve Months Ended December 31, 2013	16
Loss and Loss Expense Analysis – Three Months Ended December 31, 2013	17

Reconciliation Data
5-Year Property Casualty Data – Consolidated	18
5-Year Property Casualty Data – Commercial Lines	19
5-Year Property Casualty Data – Personal Lines	20
5-Year Property Casualty Data – Excess & Surplus Lines	21
Quarterly Property Casualty Data – Consolidated	22
Quarterly Property Casualty Data – Commercial Lines	23
Quarterly Property Casualty Data – Personal Lines	24
Quarterly Property Casualty Data – Excess & Surplus Lines	25

Life Insurance Operations
Statutory Statements of Income	26

CINF Fourth-Quarter 2013 Supplemental Financial Data

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures
Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners' (NAIC) Accounting Practices and Procedures Manual, and therefore is not reconciled to GAAP data.
Management uses certain non-GAAP and non-statutory financial measures to evaluate its primary business areas - property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP measures to improve its understanding of trends in the underlying business and to help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management's control; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.

•
Operating income: Operating income is calculated by excluding net realized investment gains and losses (defined as realized investment gains and losses after applicable federal and state income taxes) from net income. Management evaluates operating income to measure the success of pricing, rate and underwriting strategies. While realized investment gains (or losses) are integral to the company's insurance operations over the long term, the determination to realize investment gains or losses in any period may be subject to management's discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses can be recognized from certain changes in market values of securities without actual realization. Management believes that the level of realized investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.

For these reasons, many investors and shareholders consider operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents operating income so that all investors have what management believes to be a useful supplement to GAAP information.

•
Value creation ratio: This is a measure of shareholder value creation that management believes captures the contribution of the company's insurance operations, the success of its investment strategy and the importance placed on paying cash dividends to shareholders. The value creation ratio measure is made up of two primary components: (1) rate of growth in book value per share plus (2) the ratio of dividends declared per share to beginning book value per share. Management believes this non-GAAP measure is a useful supplement to GAAP information, providing a meaningful measure of long-term progress in creating shareholder value. It is intended to be all-inclusive regarding changes in book value per share, and uses originally reported book value per share in cases where book value per share has been adjusted, such as adoption of Accounting Standards Updates with a cumulative effect of a change in accounting.

•
Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules as defined in the NAIC's Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.

•
Written premium: Under statutory accounting rules, property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. Earned premium, used in both statutory and GAAP accounting, is calculated ratably over the policy term. The difference between written and earned premium is unearned premium.

CINF Fourth-Quarter 2013 Supplemental Financial Data

Cincinnati Financial Corporation
Quick Reference - Fourth Quarter 2013
(all data shown is for the three months ended or as of December 31, 2013)

	12/31/2013	Year over year change %		12/31/2013	Year over year change %
Revenues:			Benefits and expenses:

Commercial lines net written premiums	$635	8	Commercial lines loss and loss expenses	$411	34
Personal lines net written premiums	239	8	Personal lines loss and loss expenses	177	53
Excess & surplus lines net written premiums	34	26	Excess & surplus lines loss and loss expenses	13	30
Property casualty net written premiums	908	8	Life and health contract holders' benefits incurred	63	29
Life and accident and health net written premiums	53	0	Underwriting, acquisition and insurance expenses	324	9
Annuity net written premiums	9	18	Interest expense	14	8
Life, annuity and accident and health net written premiums	62	2	Other operating expenses	3	(25)
Commercial lines net earned premiums	680	10	Total benefits and expenses	1,005	26
Personal lines net earned premiums	249	10	Income before income taxes	167	(39)
Excess & surplus lines net earned premiums	31	24	Total income tax	45	(44)
Property casualty net earned premiums	960	10
Life and accident and health net earned premiums	65	35	Balance Sheet:
Investment income	137	1
Realized gains on investments	6	(54)	Fixed maturity securities	$9,169
Fee revenue	2	(33)	Equity securities	4,327
Other revenue	2	100	Other invested assets	68
Total revenues	1,172	10	Total investments	$13,564

			Loss and loss expense reserves	$4,311
			Life policy and investment contract reserves	2,390
Income:			Long-term debt and capital lease obligations	835
			Shareholders' equity	6,070
Operating income	$119	(35)
Net realized investment gains and losses	3	(67)	Key ratios:
Net income	122	(36)
			Commercial lines GAAP combined ratio	92.7%
			Personal lines GAAP combined ratio	100.3
			Excess & surplus lines GAAP combined ratio	70.4
			Property casualty GAAP combined ratio	93.9
Per share (diluted):
			Commercial lines STAT combined ratio	94.4%
Operating income	$0.72	(35)	Personal lines STAT combined ratio	101.5
Net realized investment gains and losses	0.02	(67)	Excess & surplus lines STAT combined ratio	70.9
Net income	0.74	(37)	Property casualty STAT combined ratio	95.4
Book value	37.21	11
Weighted average shares outstanding, in thousands	165,748	1	Value creation ratio	6.0%

CINF Fourth-Quarter 2013 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Twelve Months Ended December 31, 2013

(In millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$3,914	$—	$—	$(1)	$3,913
Life	—	—	242	—	—	242
Accident health	—	—	7	—	—	7
Premiums ceded	—	(201)	(59)	—	—	(260)
Total earned premium	—	3,713	190	—	(1)	3,902
Investment income	41	349	139	—	—	529
Realized gain on investments	21	55	6	1	—	83
Fee revenue	—	4	4		—	8
Other revenue	15	2	—	7	(15)	9
Total revenues	$77	$4,123	$339	$8	$(16)	$4,531

Benefits and expenses
Losses & policy benefits	$—	$2,335	$266	$—	$(1)	$2,600
Reinsurance recoveries	—	(34)	(62)	—	1	(95)
Underwriting, acquisition and insurance expenses	—	1,183	60	—	—	1,243
Interest expenses	53	—	—	1	—	54
Other operating expense	29	—	—	2	(16)	15
Total expenses	$82	$3,484	$264	$3	$(16)	$3,817

Income (loss) before income taxes	$(5)	$639	$75	$5	$—	$714

Provision (benefit) for income taxes
Current operating income	$(12)	$161	$(1)	$1	$—	$149
Capital gains/losses	7	20	2	—	—	29
Deferred	(6)	(1)	26	—	—	19
Total provision (benefit) for income taxes	$(11)	$180	$27	$1	$—	$197

Operating income (loss)	$(8)	$424	$44	$3	$—	$463

Net income - current year	$6	$459	$48	$4	$—	$517

Net income (loss) - prior year	$14	$373	$38	$3	$(7)	$421
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

CINF Fourth-Quarter 2013 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended December 31, 2013

(In millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$1,011	$—	$—	$(1)	$1,010
Life	—	—	81	—	—	81
Accident health	—	—	2	—	—	2
Premiums ceded	—	(51)	(17)	—	—	(68)
Total earned premium	—	960	66	—	(1)	1,025
Investment income	13	89	35	—	—	137
Realized gain on investments	1	2	2	1	—	6
Fee revenue	—	1	1	—	—	2
Other revenue	4	—	—	2	(4)	2
Total revenues	$18	$1,052	$104	$3	$(5)	$1,172

Benefits and expenses
Losses & policy benefits	$—	$601	$76	$—	$—	$677
Reinsurance recoveries	—	—	(13)	—	—	(13)
Underwriting, acquisition and insurance expenses	—	300	24	—	—	324
Interest expenses	14	—	—	—	—	14
Other operating expenses	6	—	—	1	(4)	3
Total expenses	$20	$901	$87	$1	$(4)	$1,005

Income before income taxes	$(2)	$151	$17	$2	$(1)	$167

Provision (benefit) for income taxes
Current operating income	$(3)	$39	$3	$—	$(1)	$38
Capital gains/losses	1	—	1	—	1	3
Deferred	(1)	2	3	—	—	4
Total provision (benefit) for income taxes	$(3)	$41	$7	$—	$—	$45

Operating income	$1	$108	$9	$1	$—	$119

Net income - current year	$1	$110	$10	$2	$(1)	$122

Net income (loss) - prior year	$11	$178	$9	$1	$(7)	$192
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

CINF Fourth-Quarter 2013 Supplemental Financial Data

Cincinnati Financial Corporation
5-Year Net Income Reconciliation
(Dollars in millions except per share data)	Years ended December 31,
	2013	2012	2011	2010	2009
Net income	$517	$421	$164	$375	$431
Net realized investment gains and losses	54	28	45	103	217
Operating income	463	393	119	272	214
Less catastrophe losses	(112)	(217)	(261)	(96)	(107)
Operating income before catastrophe losses	$575	$610	$380	$368	$321

Diluted per share data
Net income	$3.12	$2.57	$1.01	$2.30	$2.65
Net realized investment gains and losses	0.32	0.17	0.28	0.63	1.33
Operating income	2.80	2.40	0.73	1.67	1.32
Less catastrophe losses	(0.67)	(1.33)	(1.60)	(0.59)	(0.66)
Operating income before catastrophe losses	$3.47	$3.73	$2.33	$2.26	$1.98

Value creation ratio
Book value per share growth	11.1%	7.4%	0.8%	5.7%	13.6%
Shareholder dividend declared as a percentage of beginning book value	5.0	5.2	5.2	5.4	6.1
Value creation ratio	16.1%	12.6%	6.0%	11.1%	19.7%

Investment income
Investment income, net of expenses	$529	$531	$525	$518	$501
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

CINF Fourth-Quarter 2013 Supplemental Financial Data

Cincinnati Financial Corporation Insurance Subsidiaries
Selected Balance Sheet Data

(In millions)
	12/31/2013	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012	6/30/2012	3/31/2012
Cincinnati Insurance Consolidated
Fixed maturities (fair value)	$6,080	$6,039	$5,994	$6,083	$6,030	$6,082	$6,067	$6,004
Equities (fair value)	2,942	2,710	2,658	2,645	2,393	2,355	2,246	2,264
Fixed maturities - pretax net unrealized gain	312	344	359	532	551	566	502	482
Equities - pretax net unrealized gain	1,318	1,086	1,040	1,019	756	769	669	731
Loss and loss expense reserves - STAT	3,945	3,919	3,888	3,826	3,815	3,938	4,006	3,938
Equity - GAAP	5,324	5,188	5,143	5,288	5,056	4,965	4,794	4,864
Surplus - STAT	4,325	4,173	4,142	4,131	3,914	3,815	3,722	3,835

The Cincinnati Life Insurance Company
Fixed maturities (fair value)	$2,946	$2,906	$2,900	$2,979	$2,953	$2,911	$2,821	$2,736
Equities (fair value)	13	13	13	18	17	17	17	17
Fixed maturities - pretax net unrealized gain	148	169	181	285	291	289	242	223
Equities - pretax net unrealized gain	6	6	6	8	8	7	7	7
Equity - GAAP	833	835	828	869	857	850	811	792
Surplus - STAT	247	256	272	268	276	277	281	281

CINF Fourth-Quarter 2013 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Statutory Statements of Income

	For the Three Months Ended December 31,				For the Twelve Months Ended December 31,
(Dollars in millions)	2013	2012	Change	% Change	2013	2012	Change	% Change
Underwriting income
Net premiums written	$908	$837	$71	8	$3,893	$3,482	$411	12
Unearned premiums increase	(52)	(32)	(20)	(63)	180	138	42	30
Earned premiums	$960	$869	$91	10	$3,713	$3,344	$369	11

Losses incurred	$495	$353	$142	40	$1,935	$1,799	$136	8
Allocated loss expenses incurred	45	30	15	50	131	143	(12)	(8)
Unallocated loss expenses incurred	61	51	10	20	235	196	39	20
Other underwriting expenses incurred	295	271	24	9	1,185	1,082	103	10
Workers compensation dividend incurred	5	5	—	nm	16	16	—	nm
Total underwriting deductions	$901	$710	$191	27	$3,502	$3,236	$266	8

Net underwriting profit	$59	$159	$(100)	(63)	$211	$108	$103	95

Investment income
Gross investment income earned	$92	$93	$(1)	(1)	$360	$363	$(3)	(1)
Net investment income earned	90	92	(2)	(2)	354	358	(4)	(1)
Net realized capital gains	1	7	(6)	(86)	40	13	27	208
Net investment gains (net of tax)	$91	$99	$(8)	(8)	$394	$371	$23	6

Other income	$2	$2	$—	nm	$5	$6	$(1)	nm

Net income before federal income taxes	$152	$260	$(108)	(42)	$610	$485	$125	26
Federal and foreign income taxes incurred	$37	$75	$(38)	(51)	$162	$132	$30	23
Net income (statutory)	$115	$185	$(70)	(38)	$448	$353	$95	27
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies. *Excludes CSU Producer Resources Inc.

CINF Fourth-Quarter 2013 Supplemental Financial Data

`

Consolidated Cincinnati Insurance Companies
Losses Incurred Detail
(In millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/13	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	6/30/13	6/30/12	9/30/13	9/30/12	12/31/13	12/31/12
Consolidated
New losses greater than $4,000,000	$19	$16	$13	$34	$32	$21	$4	$10	$47	$15	$63	$36	$82	$68
New losses $1,000,000-$4,000,000	59	46	33	35	44	39	47	31	68	78	114	117	173	161
New losses $250,000-$1,000,000	58	52	48	56	53	50	58	43	104	102	156	152	214	205
Case reserve development above $250,000	84	60	75	48	68	60	55	67	123	122	183	182	267	250
Large losses subtotal	$220	$174	$169	$173	$197	$170	$164	$151	$342	$317	$516	$487	$736	$684
IBNR incurred	45	21	23	28	(22)	(25)	7	19	51	26	73	2	118	(20)
Catastrophe losses incurred	29	53	74	10	26	62	146	89	84	233	137	295	166	321
Remaining incurred	200	245	247	224	152	242	234	187	471	421	715	662	915	814
Total losses incurred	$494	$493	$513	$435	$353	$449	$551	$446	$948	$997	$1,441	$1,446	$1,935	$1,799
Commercial Lines
New losses greater than $4,000,000	$19	$16	$13	$34	$32	$21	$4	$10	$47	$15	$63	$36	$82	$68
New losses $1,000,000-$4,000,000	47	31	29	30	36	30	33	24	59	56	90	86	137	122
New losses $250,000-$1,000,000	44	36	33	41	37	33	36	31	74	68	110	101	154	138
Case reserve development above $250,000	76	52	71	42	63	56	51	64	113	115	165	171	241	234
Large losses subtotal	$186	$135	$146	$147	$168	$140	$124	$129	$293	$254	$428	$394	$614	$562
IBNR incurred	30	40	28	23	1	(21)	6	—	51	6	92	(14)	122	(13)
Catastrophe losses incurred	11	36	44	2	17	43	89	39	46	127	82	170	93	187
Remaining incurred	104	137	136	127	65	138	132	105	263	237	399	374	503	439
Total losses incurred	$331	$348	$354	$299	$251	$300	$351	$273	$653	$624	$1,001	$924	$1,332	$1,175
Personal Lines
New losses greater than $4,000,000	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
New losses $1,000,000-$4,000,000	11	14	2	4	8	9	13	5	6	18	20	27	31	35
New losses $250,000-$1,000,000	12	14	9	12	13	14	18	8	21	26	35	40	47	53
Case reserve development above $250,000	8	6	4	6	4	1	3	2	10	5	16	6	24	10
Large losses subtotal	$31	$34	$15	$22	$25	$24	$34	$15	$37	$49	$71	$73	$102	$98
IBNR incurred	8	(27)	(5)	—	(24)	(10)	(4)	14	(5)	11	(32)	—	(24)	(24)
Catastrophe losses incurred	18	17	29	8	9	18	56	49	37	105	54	123	72	132
Remaining incurred	98	108	105	94	87	101	100	81	199	181	307	283	405	370
Total losses incurred	$155	$132	$144	$124	$97	$133	$186	$159	$268	$346	$400	$479	$555	$576
Excess & Surplus Lines
New losses greater than $4,000,000	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
New losses $1,000,000-$4,000,000	1	1	2	1	—	1	1	2	3	3	4	4	5	4
New losses $250,000-$1,000,000	2	2	6	3	3	3	4	4	9	8	11	11	13	14
Case reserve development above $250,000	—	2	—	—	1	2	1	1	—	3	2	5	2	6
Large losses subtotal	$3	$5	$8	$4	$4	$6	$6	$7	$12	$14	$17	$20	$20	$24
IBNR incurred	8	8	—	5	1	6	5	5	5	9	13	16	21	17
Catastrophe losses incurred	—	—	1	—	—	—	1	1	1	2	1	2	1	2
Remaining incurred	(3)	—	6	3	—	3	2	1	9	3	9	5	6	5
Total losses incurred	$8	$13	$15	$12	$5	$15	$14	$14	$27	$28	$40	$43	$48	$48

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. The sum of quarterly amounts may not equal the full year as each is computed independently.
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2013 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Loss Ratio Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/13	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	6/30/13	6/30/12	9/30/13	9/30/12	12/31/13	12/31/12
Consolidated
New losses greater than $4,000,000	2.0%	1.7%	1.4%	3.8%	3.7%	2.5%	0.5%	1.3%	2.6%	0.9%	2.3%	1.4%	2.2%	2.0%
New losses $1,000,000-$4,000,000	6.2	4.9	3.7	3.9	5.0	4.6	5.7	3.9	3.8	4.8	4.1	4.7	4.7	4.8
New losses $250,000-$1,000,000	6.1	5.4	5.3	6.3	6.1	5.9	7.1	5.5	5.8	6.2	5.6	6.2	5.8	6.1
Case reserve development above $250,000	8.7	6.3	8.2	5.4	7.8	7.0	6.7	8.3	6.8	7.5	6.7	7.4	7.1	7.5
Large losses subtotal	23.0%	18.3%	18.6%	19.4%	22.6%	20.0%	20.0%	19.0%	19.0%	19.4%	18.7%	19.7%	19.8%	20.4%
IBNR incurred	4.7	2.3	2.5	3.2	(2.4)	(2.9)	0.9	2.3	2.8	1.6	2.6	0.1	3.2	(0.6)
Total catastrophe losses incurred	3.0	5.5	8.2	1.1	2.9	7.3	17.6	11.1	4.7	14.5	5.0	11.9	4.5	9.6
Remaining incurred	20.9	25.6	27.0	25.2	17.5	28.4	28.2	23.5	26.2	25.9	26.0	26.7	24.6	24.4
Total loss ratio	51.6%	51.7%	56.3%	48.9%	40.6%	52.8%	66.7%	55.9%	52.7%	61.4%	52.3%	58.4%	52.1%	53.8%
Commercial Lines
New losses greater than $4,000,000	2.8%	2.4%	1.9%	5.4%	5.3%	3.4%	0.7%	1.9%	3.7%	1.3%	3.2%	2.0%	3.1%	2.9%
New losses $1,000,000-$4,000,000	6.9	4.7	4.5	4.7	5.7	4.9	5.5	4.2	4.6	4.9	4.6	4.9	5.2	5.1
New losses $250,000-$1,000,000	6.5	5.2	5.2	6.5	5.9	5.5	6.2	5.5	5.8	5.9	5.6	5.8	5.8	5.8
Case reserve development above $250,000	11.2	7.5	11.1	6.7	10.1	9.3	8.7	11.2	8.9	9.9	8.4	9.7	9.2	9.8
Large losses subtotal	27.4%	19.8%	22.7%	23.3%	27.0%	23.1%	21.1%	22.8%	23.0%	22.0%	21.8%	22.4%	23.3%	23.6%
IBNR incurred	4.5	6.0	4.3	3.7	0.3	(3.4)	1.1	0.0	4.0	0.5	4.7	(0.8)	4.7	(0.5)
Total catastrophe losses incurred	1.6	5.2	6.9	0.3	2.7	7.1	15.1	6.8	3.6	11.0	4.2	9.6	3.5	7.8
Remaining incurred	15.3	20.2	21.0	20.0	10.5	22.7	22.3	18.4	20.6	20.5	20.4	21.2	19.1	18.4
Total loss ratio	48.8%	51.2%	54.9%	47.3%	40.5%	49.5%	59.6%	48.0%	51.2%	54.0%	51.1%	52.4%	50.6%	49.3%
Personal Lines
New losses greater than $4,000,000	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
New losses $1,000,000-$4,000,000	4.8	5.6	0.9	1.6	3.8	3.7	6.4	2.3	1.2	4.4	2.7	4.1	3.3	4.1
New losses $250,000-$1,000,000	4.7	5.5	3.8	5.4	5.9	6.1	8.4	4.0	4.6	6.2	4.9	6.2	4.8	6.1
Case reserve development above $250,000	2.6	3.0	1.6	2.4	2.1	0.5	1.2	0.9	2.0	1.1	2.3	0.9	2.4	1.2
Large losses subtotal	12.1%	14.1%	6.3%	9.4%	11.8%	10.3%	16.0%	7.2%	7.8%	11.7%	9.9%	11.2%	10.5%	11.4%
IBNR incurred	3.3	(11.1)	(2.2)	0.2	(10.8)	(4.6)	(1.6)	6.6	(1.1)	2.5	(4.5)	0.1	(2.4)	(2.8)
Total catastrophe losses incurred	7.6	6.7	12.4	3.3	3.5	8.8	26.2	23.3	7.9	24.8	7.5	19.3	7.5	15.2
Remaining incurred	39.6	44.3	44.1	40.7	38.8	46.2	46.6	39.1	42.6	42.8	43.1	44.0	42.2	42.6
Total loss ratio	62.6%	54.0%	60.6%	53.6%	43.3%	60.7%	87.2%	76.2%	57.2%	81.8%	56.0%	74.6%	57.8%	66.4%
Excess & Surplus Lines
New losses greater than $4,000,000	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
New losses $1,000,000-$4,000,000	3.3	3.6	7.8	4.2	0.0	4.3	4.4	11.1	6.1	7.7	5.2	6.5	4.7	4.7
New losses $250,000-$1,000,000	9.0	7.3	19.7	11.1	11.1	15.0	16.5	17.7	15.5	17.1	12.6	16.3	11.6	14.9
Case reserve development above $250,000	1.5	4.5	1.0	1.0	2.7	8.8	6.4	5.6	1.0	6.0	2.2	7.0	2.0	5.9
Large losses subtotal	13.8%	15.4%	28.5%	16.3%	13.8%	28.1%	27.3%	34.4%	22.6%	30.8%	20.0%	29.8%	18.3%	25.5%
IBNR incurred	21.6	26.9	1.1	17.0	6.0	25.9	21.0	22.2	8.9	21.6	15.3	23.2	17.0	18.5
Total catastrophe losses incurred	(1.7)	2.4	1.9	0.4	1.2	0.5	3.4	3.7	1.1	3.5	1.6	2.4	0.7	2.1
Remaining incurred	(9.0)	(1.2)	20.6	13.5	(1.5)	10.0	8.1	5.4	17.1	6.8	10.6	7.9	5.3	5.4
Total loss ratio	24.7%	43.5%	52.1%	47.2%	19.5%	64.5%	59.8%	65.7%	49.7%	62.7%	47.5%	63.3%	41.3%	51.5%
*Certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

CINF Fourth-Quarter 2013 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Loss Claim Count Detail

	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/13	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	6/30/13	6/30/12	9/30/13	9/30/12	12/31/13	12/31/12
Consolidated
New losses greater than $4,000,000	3	3	2	5	6	4	1	2	7	3	10	7	13	13
New losses $1,000,000-$4,000,000	33	28	21	21	28	27	29	19	42	48	70	75	103	103
New losses $250,000-$1,000,000	140	125	107	116	118	116	130	101	223	231	348	347	488	465
Case reserve development above $250,000	126	95	92	69	99	86	78	86	161	164	256	250	382	349
Large losses total	302	251	222	211	251	233	238	208	433	446	684	679	986	930
Commercial Lines
New losses greater than $4,000,000	3	3	2	5	6	4	1	2	7	3	10	7	13	13
New losses $1,000,000-$4,000,000	24	18	17	17	22	21	18	15	34	33	52	54	76	76
New losses $250,000-$1,000,000	106	85	74	86	82	78	77	70	160	147	245	225	351	307
Case reserve development above $250,000	114	77	83	56	86	79	64	81	139	145	216	224	330	310
Large losses total	247	183	176	164	196	182	160	168	340	328	523	510	770	706
Personal Lines
New losses greater than $4,000,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
New losses $1,000,000-$4,000,000	8	9	2	3	6	5	10	2	5	12	14	17	22	23
New losses $250,000-$1,000,000	27	34	19	24	29	31	44	21	43	65	77	96	104	125
Case reserve development above $250,000	11	15	8	12	11	3	8	4	20	12	35	15	46	26
Large losses total	46	58	29	39	46	39	62	27	68	89	126	128	172	174
Excess & Surplus Lines
New losses greater than $4,000,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
New losses $1,000,000-$4,000,000	1	1	2	1	—	1	1	2	3	3	4	4	5	4
New losses $250,000-$1,000,000	7	6	14	6	7	7	9	10	20	19	26	26	33	33
Case reserve development above $250,000	1	3	1	1	2	4	6	1	2	7	5	11	6	13
Large losses total	9	10	17	8	9	12	16	13	25	29	35	41	44	50
*The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Fourth-Quarter 2013 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Agency Direct Written Premiums by Agency State by Line of Business for the Twelve Months Ended December 31, 2013
	Commercial Lines							Personal Lines			E & S	Consolidated		Comm'l Change %	Personal Change %	E & S Change %	Consol Change %
Risk State	Comm Casualty	Comm Property	Comm Auto	Workers' Comp	Spec Packages	Mgmt Liab & Surety	Mach. & Equipment	Personal Auto	Home Owner	Other Personal	All Lines	2013	2012
												Total	Total

OH	$149.7	$119.9	$73.3	$—	$13.7	$23.5	$6.8	$128.5	$111.0	$35.7	$12.2	$674.3	$635.4	7.3	4.1	14.4	6.1
IL	62.4	48.9	29.7	57.6	13.2	7.8	3.6	32.5	29.1	8.6	8.2	301.6	288.3	4.0	5.6	12.5	4.6
IN	51.8	44.8	27.5	33.0	6.8	7.3	3.4	34.5	36.8	8.8	11.5	266.2	245.1	9.7	5.0	17.2	8.5
PA	54.9	40.3	35.6	49.6	7.8	6.8	2.7	12.0	9.5	4.0	5.4	228.6	209.8	7.8	14.4	24.6	8.8
GA	33.4	30.9	24.1	13.2	8.4	6.4	1.8	36.9	38.3	10.6	9.2	213.2	189.2	16.6	6.9	21.0	12.7
MI	41.2	29.0	19.8	21.4	10.0	6.9	2.6	33.0	25.8	4.9	6.2	200.8	173.1	11.6	24.9	23.6	15.9
NC	37.7	36.7	21.3	18.9	12.8	8.9	2.4	26.7	20.5	6.8	5.3	198.0	180.3	5.9	19.6	31.7	9.9
TN	30.5	29.4	19.9	12.6	10.0	5.4	2.0	16.0	18.3	5.2	3.2	152.5	129.5	17.4	18.3	22.3	17.7
KY	25.8	28.4	18.1	3.4	6.0	4.1	1.6	26.9	24.6	6.0	4.9	149.8	136.1	10.6	7.6	40.1	10.2
VA	32.1	26.2	21.1	19.7	5.0	7.1	1.6	10.6	9.5	3.2	4.6	140.7	132.1	7.8	0.1	10.6	6.6
AL	22.7	25.7	11.0	1.4	9.4	3.6	1.5	19.1	31.6	6.9	5.9	138.8	125.1	13.3	5.5	39.9	10.8
WI	29.0	22.6	14.0	33.0	4.0	3.5	2.1	8.9	9.3	3.7	3.2	133.3	122.5	10.4	1.7	0.2	8.6
MO	25.7	26.1	14.8	14.2	7.7	2.6	1.9	6.0	8.6	1.8	6.4	115.8	103.6	12.0	11.5	11.0	11.9
MN	25.6	20.5	10.2	10.4	3.5	2.7	1.5	15.6	15.3	4.8	3.4	113.5	98.3	12.1	22.8	13.5	15.3
TX	39.7	26.7	24.1	2.4	0.9	2.1	2.1	—	—	—	11.3	109.3	83.0	30.4	16.2	40.8	31.4
IA	20.1	18.1	9.4	21.9	3.7	3.4	1.4	4.9	5.6	1.9	1.8	92.2	84.1	11.0	3.0	2.4	9.7
MD	18.4	10.6	14.0	12.9	1.5	2.8	0.7	4.6	4.1	1.2	1.8	72.6	60.6	16.9	42.8	11.1	19.7
NY	32.8	15.2	12.1	2.4	1.1	2.9	1.2	1.8	0.8	0.2	1.9	72.4	64.0	8.8	nm	45.1	13.3
FL	20.0	15.3	7.4	1.3	0.5	1.8	0.6	7.8	11.3	2.0	3.5	71.5	75.1	(6.9)	(2.2)	7.8	(4.9)
AR	9.6	15.1	7.2	2.9	5.9	1.3	1.1	7.0	7.8	2.0	2.2	62.1	54.2	10.6	28.9	4.4	14.8
KS	9.6	11.5	5.7	6.8	3.4	1.9	0.7	5.1	7.1	1.5	1.2	54.5	49.4	12.1	5.4	2.0	10.1
SC	12.4	10.4	8.3	3.8	2.7	2.3	0.6	6.2	4.0	1.2	2.0	53.9	44.4	13.2	54.5	66.7	21.4
AZ	15.0	8.4	11.6	4.6	1.0	1.4	0.6	3.7	2.7	1.0	1.6	51.6	43.1	19.4	24.5	6.7	19.7
UT	15.0	7.6	9.4	0.4	1.2	2.1	0.4	7.5	3.7	0.8	2.0	50.1	42.8	17.6	13.1	32.4	17.0
MT	14.0	8.0	7.2	0.1	1.1	0.7	0.6	2.6	2.4	0.6	0.7	38.0	33.0	14.5	15.4	92.3	15.5
NE	8.6	8.9	4.6	8.8	1.6	1.2	0.7	0.7	1.1	0.3	1.4	37.9	32.1	19.6	1.1	10.5	18.1
CO	12.1	8.5	7.7	0.5	0.1	1.4	0.6	—	0.3	—	2.3	33.5	23.4	39.7	(8.4)	123.6	42.6
ID	10.4	6.8	6.1	0.3	0.9	1.0	0.5	2.8	1.8	0.5	1.4	32.5	29.0	7.2	25.0	105.2	12.1
WV	8.6	7.0	6.5	1.8	2.6	0.6	0.5	—	0.5	0.1	2.5	30.7	28.2	8.6	(5.4)	17.0	9.0
VT	5.1	4.8	2.9	7.1	1.2	1.3	0.4	1.3	1.5	0.4	0.9	26.9	24.4	11.3	8.2	(8.2)	10.2
ND	7.9	6.2	4.3	—	1.3	0.8	0.4	0.7	0.8	0.2	0.5	23.1	19.2	21.5	9.4	39.9	20.8
NH	3.4	3.8	1.6	2.7	0.7	0.6	0.2	1.8	1.8	0.6	0.9	18.1	15.0	23.7	8.7	47.6	20.8
WA	6.1	3.7	4.3	—	—	1.0	0.4	—	—	—	1.3	16.8	12.6	34.4	3.0	27.7	33.8
OR	5.1	3.3	3.2	0.1	—	0.8	0.3	0.7	0.3	0.1	2.5	16.4	8.9	81.9	nm	42.1	84.3
DE	3.7	3.1	2.4	2.8	0.4	0.3	0.3	—	—	—	0.3	13.3	11.9	11.6	5.9	87.6	12.7
SD	3.1	2.8	1.6	2.8	0.7	0.9	0.2	—	—	—	0.5	12.6	11.9	5.0	3.8	21.9	5.5
NM	4.5	2.3	2.6	0.7	0.1	1.7	0.1	—	—	—	0.5	12.5	10.7	16.7	(68.7)	26.6	17.1
CT	2.5	2.4	1.3	0.6	0.1	0.2	0.2	—	—	—	0.2	7.5	4.0	105.4	(61.6)	47.5	101.8
WY	1.9	2.0	0.9	—	—	0.3	0.1	—	—	—	0.5	5.7	4.4	32.0	(10.2)	25.5	31.2
All Other	3.6	2.4	3.3	4.9	0.9	2.3	0.3	0.1	—	0.1	1.0	18.9	15.9	20.1	21.7	1.0	19.0
Total	$915.7	$744.3	$510.1	$381.0	$151.9	$133.7	$50.7	$466.5	$445.8	$125.7	$136.3	$4,061.7	$3,653.9	11.3	9.6	22.4	11.2
Other Direct	—	1.7	4.1	5.0	—	—	—	8.3	0.2	—	—	19.3	5.3	109.9	nm	nm	264.2
Total Direct	$915.7	$746.0	$514.2	$386.0	$151.9	$133.7	$50.7	$474.8	$446.0	$125.7	$136.3	$4,081.0	$3,659.2	11.4	10.5	22.4	11.5
*Dollar amounts shown are rounded to the nearest hundred thousand;certain amounts may not add due to rounding. Percentage changes are calculated based on whole dollar amounts. *nm - Not meaningful

CINF Fourth-Quarter 2013 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/13	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	6/30/13	6/30/12	9/30/13	9/30/12	12/31/13	12/31/12
Commercial casualty:
Written premiums	$206	$232	$222	$237	$189	$200	$202	$202	$459	$404	$691	$604	$897	$793
Earned premiums	220	221	211	204	198	197	191	181	415	372	636	569	856	767
Current accident year before catastrophe losses	54.2%	53.5%	55.7%	60.8%	67.5%	52.1%	67.2%	70.2%	58.2%	68.7%	56.6%	63.0%	56.0%	64.1%
Current accident year catastrophe losses	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Prior accident years before catastrophe losses	1.9	(8.4)	(15.1)	(11.5)	(24.0)	(12.9)	(29.2)	(26.7)	(13.3)	(28.0)	(11.6)	(22.8)	(8.2)	(23.1)
Prior accident years catastrophe losses	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total loss and loss expense ratio	56.1%	45.1%	40.6%	49.3%	43.5%	39.2%	38.0%	43.5%	44.9%	40.7%	45.0%	40.2%	47.8%	41.0%
Commercial property:
Written premiums	$157	$186	$164	$166	$136	$150	$146	$141	$330	$287	$516	$437	$673	$573
Earned premiums	163	161	152	147	142	138	134	131	299	265	460	403	623	545
Current accident year before catastrophe losses	51.3%	49.6%	52.9%	48.9%	28.0%	45.3%	55.3%	57.2%	50.9%	56.2%	50.5%	52.5%	50.7%	46.1%
Current accident year catastrophe losses	9.0	19.1	28.4	2.8	10.4	29.6	56.7	31.4	15.8	44.3	17.0	39.2	14.9	31.7
Prior accident years before catastrophe losses	(2.5)	1.4	(6.0)	2.0	(2.3)	(2.1)	(3.4)	(4.4)	(2.0)	(4.0)	(0.9)	(3.3)	(1.3)	(3.1)
Prior accident years catastrophe losses	(1.9)	(2.0)	(3.2)	(1.9)	(2.1)	(0.7)	1.3	(5.8)	(2.6)	(2.2)	(2.4)	(1.7)	(2.3)	(1.8)
Total loss and loss expense ratio	55.9%	68.1%	72.1%	51.8%	34.0%	72.1%	109.9%	78.4%	62.1%	94.3%	64.2%	86.7%	62.0%	72.9%
Commercial auto:
Written premiums	$117	$128	$127	$135	$106	$109	$115	$114	$262	$229	$390	$338	$507	$444
Earned premiums	124	124	117	114	111	108	106	101	231	207	355	315	479	426
Current accident year before catastrophe losses	70.6%	64.3%	76.3%	59.6%	66.2%	71.1%	71.8%	73.9%	68.1%	72.8%	66.7%	72.2%	67.8%	70.7%
Current accident year catastrophe losses	(0.1)	0.9	1.5	0.4	(0.2)	0.8	3.2	1.4	1.0	2.4	0.9	1.8	0.7	1.3
Prior accident years before catastrophe losses	3.1	(0.4)	(3.2)	2.1	7.3	4.9	(1.8)	(11.9)	(0.7)	(6.8)	(0.5)	(2.7)	0.4	(0.1)
Prior accident years catastrophe losses	—	(0.2)	(0.3)	(0.2)	—	(0.2)	(0.3)	(0.5)	(0.2)	(0.4)	(0.2)	(0.3)	(0.2)	(0.2)
Total loss and loss expense ratio	73.6%	64.6%	74.3%	61.9%	73.3%	76.6%	72.9%	62.9%	68.2%	68.0%	66.9%	71.0%	68.7%	71.7%
Workers' compensation:
Written premiums	$86	$90	$85	$113	$84	$78	$86	$93	$198	$179	$288	$257	$374	$341
Earned premiums	95	95	87	88	89	89	85	81	175	166	270	255	365	344
Current accident year before catastrophe losses	76.9%	78.6%	84.8%	71.8%	87.6%	80.8%	80.8%	82.7%	78.3%	81.7%	78.4%	81.5%	78.0%	83.0%
Current accident year catastrophe losses	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Prior accident years before catastrophe losses	(0.5)	9.3	(17.8)	(8.0)	(26.2)	(25.7)	(14.3)	(19.0)	(12.9)	(16.6)	(5.1)	(19.8)	(3.9)	(21.5)
Prior accident years catastrophe losses	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total loss and loss expense ratio	76.4%	87.9%	67.0%	63.8%	61.4%	55.1%	66.5%	63.7%	65.4%	65.1%	73.3%	61.7%	74.1%	61.5%
Specialty package:
Written premiums	$30	$36	$36	$40	$36	$39	$38	$40	$76	$78	$112	$117	$142	$153
Earned premiums	36	38	37	39	39	37	37	38	76	75	114	112	150	151
Current accident year before catastrophe losses	45.0%	56.2%	80.0%	73.5%	57.5%	56.7%	72.8%	66.4%	76.7%	69.6%	69.9%	65.3%	63.9%	63.4%
Current accident year catastrophe losses	2.8	22.9	16.1	6.4	10.1	29.3	23.9	24.8	11.2	24.4	15.1	26.0	12.1	22.0
Prior accident years before catastrophe losses	5.2	9.0	(3.3)	(2.5)	(8.7)	9.1	(3.0)	(14.0)	(2.8)	(8.5)	1.1	(2.7)	2.1	(4.2)
Prior accident years catastrophe losses	(2.4)	(0.1)	(0.6)	(3.4)	9.3	(14.8)	(0.2)	(12.6)	(2.0)	(6.5)	(1.4)	(9.2)	(1.6)	(4.5)
Total loss and loss expense ratio	50.6%	88.0%	92.2%	74.0%	68.2%	80.3%	93.5%	64.6%	83.1%	79.0%	84.7%	79.4%	76.5%	76.7%
Management liability and surety:
Written premiums	$28	$34	$33	$26	$27	$31	$29	$27	$59	$56	$93	$87	$121	$114
Earned premiums	30	30	30	29	29	28	27	27	59	54	89	82	119	111
Current accident year before catastrophe losses	54.4%	57.1%	60.1%	44.5%	57.7%	60.4%	72.1%	49.2%	52.4%	60.9%	54.0%	60.7%	54.1%	59.9%
Current accident year catastrophe losses	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Prior accident years before catastrophe losses	(20.8)	(16.3)	4.8	60.8	(23.9)	(17.2)	10.3	34.8	32.4	22.3	15.9	8.9	6.6	0.4
Prior accident years catastrophe losses	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total loss and loss expense ratio	33.6%	40.8%	64.9%	105.3%	33.8%	43.2%	82.4%	84.0%	84.8%	83.2%	69.9%	69.6%	60.7%	60.3%
Machinery and equipment:
Written premiums	$12	$13	$11	$11	$10	$12	$10	$9	$22	$19	$35	$31	$47	$41
Earned premiums	12	11	11	10	10	10	10	9	21	19	32	29	44	39
Current accident year before catastrophe losses	29.6%	26.7%	45.8%	15.0%	11.5%	19.9%	23.8%	36.0%	30.5%	29.8%	29.2%	26.4%	29.3%	22.5%
Current accident year catastrophe losses	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Prior accident years before catastrophe losses	1.1	(1.1)	(4.9)	8.0	(4.1)	(3.9)	(2.5)	3.2	1.5	0.4	0.6	(1.1)	0.7	(1.9)
Prior accident years catastrophe losses	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total loss and loss expense ratio	30.7%	25.6%	40.9%	23.0%	7.4%	16.0%	21.3%	39.2%	32.0%	30.2%	29.8%	25.3%	30.0%	20.6%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Fourth-Quarter 2013 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/13	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	6/30/13	6/30/12	9/30/13	9/30/12	12/31/13	12/31/12
Personal auto:
Written premiums	$107	$128	$125	$100	$102	$117	$115	$91	$225	$206	$353	$323	$460	$425
Earned premiums	115	112	109	107	105	101	100	98	216	198	328	299	443	404
Current accident year before catastrophe losses	73.2%	71.7%	85.4%	66.9%	71.6%	68.2%	78.0%	73.5%	76.3%	75.8%	74.7%	73.2%	74.3%	72.8%
Current accident year catastrophe losses	0.4	1.3	1.4	1.4	(0.3)	(3.1)	9.7	5.1	1.4	7.4	1.4	3.9	1.1	2.8
Prior accident years before catastrophe losses	2.7	(0.4)	(10.2)	7.9	1.4	(5.2)	(4.7)	(8.1)	(1.2)	(6.4)	(0.9)	(6.0)	—	(4.1)
Prior accident years catastrophe losses	—	(0.4)	(0.4)	(0.3)	(0.1)	(0.3)	(0.7)	(0.8)	(0.4)	(0.8)	(0.4)	(0.6)	(0.3)	(0.5)
Total loss and loss expense ratio	76.3%	72.2%	76.2%	75.9%	72.6%	59.6%	82.3%	69.7%	76.1%	76.0%	74.8%	70.5%	75.1%	71.0%
Homeowner:
Written premiums	$105	$118	$116	$89	$93	$105	$103	$77	$205	$180	$323	$285	$428	$378
Earned premiums	105	103	99	96	92	90	87	84	195	171	298	261	403	353
Current accident year before catastrophe losses	52.5%	55.2%	50.5%	40.6%	52.1%	80.7%	74.0%	63.0%	45.6%	68.6%	48.9%	72.8%	49.9%	67.4%
Current accident year catastrophe losses	16.1	18.7	30.1	9.4	10.4	28.1	59.2	60.4	19.9	59.8	19.5	48.9	18.6	38.8
Prior accident years before catastrophe losses	0.2	(3.2)	(7.4)	(0.7)	(17.3)	(11.9)	(6.0)	(2.9)	(4.1)	(4.5)	(3.8)	(7.1)	(2.8)	(9.7)
Prior accident years catastrophe losses	0.6	(4.2)	(2.0)	(2.4)	(0.4)	(4.9)	(5.7)	(9.8)	(2.2)	(7.7)	(2.9)	(6.8)	(2.0)	(5.1)
Total loss and loss expense ratio	69.4%	66.5%	71.2%	46.9%	44.8%	92.0%	121.5%	110.7%	59.2%	116.2%	61.7%	107.8%	63.7%	91.4%
Other personal:
Written premiums	$27	$32	$32	$26	$27	$31	$32	$25	$58	$57	$90	$88	$117	$115
Earned premiums	29	29	29	28	29	28	27	27	57	54	86	82	115	111
Current accident year before catastrophe losses	57.2%	56.3%	52.5%	56.7%	38.6%	46.2%	68.6%	63.1%	54.5%	65.9%	55.2%	59.2%	55.7%	53.8%
Current accident year catastrophe losses	3.1	5.5	4.3	1.5	4.5	18.4	6.0	11.7	2.9	8.8	3.8	12.1	3.6	10.1
Prior accident years before catastrophe losses	(2.1)	(39.8)	(17.8)	(1.5)	(46.1)	(30.4)	6.2	(22.1)	(9.5)	(7.8)	(19.9)	(15.5)	(15.4)	(23.5)
Prior accident years catastrophe losses	0.2	(1.6)	(0.9)	(1.2)	(0.2)	(1.2)	(1.2)	(3.1)	(1.1)	(2.1)	(1.3)	(1.8)	(0.9)	(1.4)
Total loss and loss expense ratio	58.4%	20.4%	38.1%	55.5%	(3.2)%	33.0%	79.6%	49.6%	46.8%	64.8%	37.8%	54.0%	43.0%	39.0%

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/13	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	6/30/13	6/30/12	9/30/13	9/30/12	12/31/13	12/31/12
Excess & Surplus:
Written premiums	$34	$34	$33	$27	$27	$27	$27	$24	$60	$51	$94	$78	$128	$105
Earned premiums	31	30	28	27	25	25	22	21	55	43	85	68	116	93
Current accident year before catastrophe losses	62.6%	67.2%	65.7%	73.6%	52.3%	87.5%	74.6%	78.3%	69.6%	76.4%	68.7%	80.4%	67.1%	72.8%
Current accident year catastrophe losses	(1.9)	3.4	0.9	0.1	1.4	1.4	3.2	2.4	0.6	2.8	1.6	2.3	0.7	2.1
Prior accident years before catastrophe losses	(19.9)	(13.7)	(0.7)	(8.8)	(15.3)	(6.0)	0.7	(0.4)	(4.7)	0.2	(7.9)	(2.0)	(11.2)	(5.6)
Prior accident years catastrophe losses	0.2	(0.9)	1.0	0.3	(0.2)	(0.7)	0.3	1.3	0.6	0.7	0.1	0.2	0.1	0.1
Total loss and loss expense ratio	41.0%	56.0%	66.9%	65.2%	38.2%	82.2%	78.8%	81.6%	66.1%	80.1%	62.5%	80.9%	56.7%	69.4%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently

CINF Fourth-Quarter 2013 Supplemental Financial Data

Cincinnati Insurance Companies Consolidated
Loss and Loss Expense Analysis
(In millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the twelve months ended December 31, 2013
Commercial casualty	$264	$140	$404	$(26)	$45	$(7)	$12	$238	$45	$133	$416
Commercial property	354	30	384	(9)	8	—	(1)	345	8	30	383
Commercial auto	264	45	309	13	5	3	21	277	5	48	330
Workers' compensation	204	43	247	(12)	49	(2)	35	192	49	41	282
Specialty packages	138	18	156	(57)	5	(2)	(54)	81	5	16	102
Surety and executive risk	53	17	70	18	(4)	(6)	8	71	(4)	11	78
Machinery and equipment	12	—	12	—	2	—	2	12	2	—	14
Total commercial lines	1,289	293	1,582	(73)	110	(14)	23	1,216	110	279	1,605

Personal auto	270	47	317	38	(8)	9	39	308	(8)	56	356
Homeowners	247	26	273	(2)	(12)	(2)	(16)	245	(12)	24	257
Other personal	46	5	51	7	(10)	—	(3)	53	(10)	5	48
Total personal lines	563	78	641	43	(30)	7	20	606	(30)	85	661

Total excess & surplus lines	26	11	37	4	20	7	31	30	20	18	68
Total property casualty	$1,878	$382	$2,260	$(26)	$100	$—	$74	$1,852	$100	$382	$2,334

Ceded loss and loss expense incurred for the twelve months ended December 31, 2013
Commercial casualty	$5	$10	$15	$(8)	$(3)	$3	$(8)	$(3)	$(3)	$13	$7
Commercial property	16	1	17	(16)	(4)	—	(20)	—	(4)	1	(3)
Commercial auto	—	—	—	1	—	—	1	1	—	—	1
Workers' compensation	11	—	11	1	(1)	—	—	12	(1)	—	11
Specialty packages	31	1	32	(44)	(1)	—	(45)	(13)	(1)	1	(13)
Surety and executive risk	8	1	9	(3)	—	—	(3)	5	—	1	6
Machinery and equipment	—	—	—	—	—	—	—	—	—	—	—
Total commercial lines	71	13	84	(69)	(9)	3	(75)	2	(9)	16	9

Personal auto	1	—	1	23	(1)	—	22	24	(1)	—	23
Homeowners	2	—	2	3	(5)	—	(2)	5	(5)	—	—
Other personal	—	—	—	—	(1)	—	(1)	—	(1)	—	(1)
Total personal lines	3	—	3	26	(7)	—	19	29	(7)	—	22

Total excess & surplus lines	2	—	2	—	—	—	—	2	—	—	2
Total property casualty	$76	$13	$89	$(43)	$(16)	$3	$(56)	$33	$(16)	$16	$33

Net loss and loss expense incurred for the twelve months ended December 31, 2013
Commercial casualty	$259	$130	$389	$(18)	$48	$(10)	$20	$241	$48	$120	$409
Commercial property	338	29	367	7	12	—	19	345	12	29	386
Commercial auto	264	45	309	12	5	3	20	276	5	48	329
Workers' compensation	193	43	236	(13)	50	(2)	35	180	50	41	271
Specialty packages	107	17	124	(13)	6	(2)	(9)	94	6	15	115
Surety and executive risk	45	16	61	21	(4)	(6)	11	66	(4)	10	72
Machinery and equipment	12	—	12	—	2	—	2	12	2	—	14
Total commercial lines	1,218	280	1,498	(4)	119	(17)	98	1,214	119	263	1,596

Personal auto	269	47	316	15	(7)	9	17	284	(7)	56	333
Homeowners	245	26	271	(5)	(7)	(2)	(14)	240	(7)	24	257
Other personal	46	5	51	7	(9)	—	(2)	53	(9)	5	49
Total personal lines	560	78	638	17	(23)	7	1	577	(23)	85	639

Total excess & surplus lines	24	11	35	4	20	7	31	28	20	18	66
Total property casualty	$1,802	$369	$2,171	$17	$116	$(3)	$130	$1,819	$116	$366	$2,301

CINF Fourth-Quarter 2013 Supplemental Financial Data

Cincinnati Insurance Companies Consolidated
Loss and Loss Expense Analysis
(In millions)		Paid		Change in	Change in	Change in	Total			Loss
	Paid	loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the three months ended December 31, 2013
Commercial casualty	$79	$42	$121	$(26)	$23	$4	$1	$53	$23	$46	$122
Commercial property	94	7	101	(18)	7	—	(11)	76	7	7	90
Commercial auto	70	13	83	6	1	1	8	76	1	14	91
Workers' compensation	51	11	62	8	5	4	17	59	5	15	79
Specialty packages	25	4	29	(20)	1	—	(19)	5	1	4	10
Surety and executive risk	18	5	23	1	(9)	(2)	(10)	19	(9)	3	13
Machinery and equipment	3	—	3	—	2	—	2	3	2	—	5
Total commercial lines	340	82	422	(49)	30	7	(12)	291	30	89	410

Personal auto	73	12	85	6	(8)	3	1	79	(8)	15	86
Homeowners	58	6	64	(5)	15	—	10	53	15	6	74
Other personal	11	2	13	(1)	4	—	3	10	4	2	16
Total personal lines	142	20	162	—	11	3	14	142	11	23	176

Total excess & surplus lines	9	3	12	(6)	7	2	3	3	7	5	15
Total property casualty	$491	$105	$596	$(55)	$48	$12	$5	$436	$48	$117	$601

Ceded loss and loss expense incurred for the three months ended December 31, 2013
Commercial casualty	$(4)	$6	$2	$(3)	$(4)	$3	$(4)	$(7)	$(4)	$9	$(2)
Commercial property	7	—	7	(7)	—	—	(7)	—	—	—	—
Commercial auto	—	—	—	(1)	—	—	(1)	(1)	—	—	(1)
Workers' compensation	3	—	3	6	(1)	—	5	9	(1)	—	8
Specialty packages	3	—	3	(12)	—	—	(12)	(9)	—	—	(9)
Surety and executive risk	4	1	5	(2)	—	—	(2)	2	—	1	3
Machinery and equipment	—	—	—	—	—	—	—	—	—	—	—
Total commercial lines	13	7	20	(19)	(5)	3	(21)	(6)	(5)	10	(1)

Personal auto	—	—	—	—	(1)	—	(1)	—	(1)	—	(1)
Homeowners	1	—	1	—	—	—	—	1	—	—	1
Other personal	—	—	—	—	(1)	—	(1)	—	(1)	—	(1)
Total personal lines	1	—	1	—	(2)	—	(2)	1	(2)	—	(1)

Total excess & surplus lines	—	—	—	1	1	—	2	1	1	—	2
Total property casualty	$14	$7	$21	$(18)	$(6)	$3	$(21)	$(4)	$(6)	$10	$—

Net loss and loss expense incurred for the three months ended December 31, 2013
Commercial casualty	$83	$36	$119	$(23)	$27	$1	$5	$60	$27	$37	$124
Commercial property	87	7	94	(11)	7	—	(4)	76	7	7	90
Commercial auto	70	13	83	7	1	1	9	77	1	14	92
Workers' compensation	48	11	59	2	6	4	12	50	6	15	71
Specialty packages	22	4	26	(8)	1	—	(7)	14	1	4	19
Surety and executive risk	14	4	18	3	(9)	(2)	(8)	17	(9)	2	10
Machinery and equipment	3	—	3	—	2	—	2	3	2	—	5
Total commercial lines	327	75	402	(30)	35	4	9	297	35	79	411

Personal auto	73	12	85	6	(7)	3	2	79	(7)	15	87
Homeowners	57	6	63	(5)	15	—	10	52	15	6	73
Other personal	11	2	13	(1)	5	—	4	10	5	2	17
Total personal lines	141	20	161	—	13	3	16	141	13	23	177

Total excess & surplus lines	9	3	12	(7)	6	2	1	2	6	5	13
Total property casualty	$477	$98	$575	$(37)	$54	$9	$26	$440	$54	$107	$601

CINF Fourth-Quarter 2013 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
5-Year Property Casualty Data - All Lines
(Dollars in millions)	Years ended December 31,
	2013	2012	2011	2010	2009
Premiums*
Adjusted written premiums – statutory	$3,869	$3,467	$3,105	$2,952	$2,919
Written premium adjustment – statutory	24	15	(7)	11	(8)
Reported written premiums – statutory	3,893	3,482	3,098	2,963	2,911
Unearned premium change	(180)	(138)	(69)	(39)	—
Earned premiums (GAAP)	$3,713	$3,344	$3,029	$2,924	$2,911

Year-over-year growth rate:
Adjusted written premiums – statutory	12%	12%	5%	1%	(4)%
Written premiums – statutory	12%	12%	5%	2%	(3)%
Earned premiums	11%	10%	4%	—%	(3)%

Statutory combined ratio*
Reported statutory combined ratio	92.7%	95.4%	108.9%	101.8%	104.4%
Less catastrophe losses	4.6	10.0	13.3	5.1	5.7
Statutory combined ratio excluding catastrophe losses	88.1%	85.4%	95.6%	96.7%	98.7%

Reported commission expense ratio	18.6%	18.9%	18.6%	18.7%	19.0%
Reported other expense ratio	12.2	12.6	13.3	14.2	13.7
Reported statutory expense ratio	30.8%	31.5%	31.9%	32.9%	32.7%

GAAP combined ratio
GAAP combined ratio	93.8%	96.1%	109.3%	101.8%	104.5%

Written premiums to surplus
Written premiums to statutory surplus ratio	0.900	0.890	0.826	0.784	0.798
Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
nm - Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2013 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
5-Year Property Casualty Data - Commercial Lines
(Dollars in millions)	Years ended December 31,
	2013	2012	2011	2010	2009
Premiums*
Adjusted written premiums – statutory	$2,736	$2,444	$2,225	$2,144	$2,190
Written premium adjustment – statutory	24	15	(7)	11	(9)
Reported written premiums – statutory	2,760	2,459	$2,218	$2,155	$2,181
Unearned premium change	(124)	(76)	(21)	(1)	18
Earned premiums (GAAP)	$2,636	$2,383	$2,197	$2,154	$2,199

Year-over-year growth rate:
Adjusted written premiums – statutory	13%	10%	4%	(2)%	(6)%
Written premiums – statutory	12%	11%	3%	(1)%	(6)%
Earned premiums	11%	8%	2%	(2)%	(5)%

Statutory combined ratio*
Reported statutory combined ratio	91.8%	92.1%	104.2%	99.6%	101.8%
Less catastrophe losses	3.7	8.2	10.4	4.1	2.5
Statutory combined ratio excluding catastrophe losses	88.1%	83.9%	93.8%	95.5%	99.3%

GAAP combined ratio
GAAP combined ratio	93.0%	92.5%	104.8%	99.4%	101.7%
Dollar amounts shown are rounded to million; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
nm - Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2013 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
5-Year Property Casualty Data - Personal Lines
(Dollars in millions)	Years ended December 31,
	2013	2012	2011	2010	2009
Premiums*
Adjusted written premiums – statutory	$1,005	$918	$801	$750	$690
Written premium adjustment – statutory	—	—	—	—	1
Reported written premiums – statutory	1,005	918	$801	$750	$691
Unearned premium change	(44)	(50)	(39)	(29)	(6)
Earned premiums (GAAP)	$961	$868	$762	$721	$685

Year-over-year growth rate:
Adjusted written premiums – statutory	9%	15%	7%	9%	1%
Written premiums – statutory	9%	15%	7%	9%	1%
Earned premiums	11%	14%	6%	5%	(1)%

Statutory combined ratio*
Reported statutory combined ratio	96.3%	104.0%	124.2%	107.1%	111.4%
Less catastrophe losses	7.7	15.9	22.7	8.1	16.1
Statutory combined ratio excluding catastrophe losses	88.6%	88.1%	101.5%	99.0%	95.3%

GAAP combined ratio
GAAP combined ratio	96.8%	105.3%	124.0%	107.8%	111.9%
Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
nm - Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2013 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
5-Year Property Casualty Data - Excess & Surplus Lines
(Dollars in millions)	Years ended December 31,
	2013	2012	2011	2010	2009
Premiums*
Adjusted written premiums – statutory	$128	$105	$79	$58	$39
Written premium adjustment – statutory	—	—	—	—	—
Reported written premiums – statutory	$128	105	79	58	39
Unearned premium change	(12)	(12)	(9)	(9)	(12)
Earned premiums (GAAP)	$116	$93	$70	$49	$27

Year-over-year growth rate:
Adjusted written premiums – statutory	22%	33%	36%	49%	179%
Written premiums – statutory	22%	33%	36%	49%	179%
Earned premiums	25%	33%	43%	81%	440%

Statutory combined ratio*
Reported statutory combined ratio	87.8%	100.8%	90.8%	118.9%	129.1%
Less catastrophe losses	0.8	2.2	2.2	1.2	0.2
Statutory combined ratio excluding catastrophe losses	87.0%	98.6%	88.6%	117.7%	128.9%

GAAP combined ratio
GAAP combined ratio	87.8%	101.0%	92.2%	117.2%	145.5%
Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
nm - Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
*Excludes CSU Producers Resources Inc.

CINF Fourth-Quarter 2013 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data - Consolidated

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/13	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	6/30/13	6/30/12	9/30/13	9/30/12	12/31/13	12/31/12
Premiums
Agency renewal written premiums	$854	$915	$879	$845	$771	$807	$798	$762	$1,724	$1,560	$2,639	$2,367	3,493	$3,138
Agency new business written premiums	128	141	139	135	132	130	131	108	274	239	415	369	543	501
Other written premiums	(74)	(25)	(34)	(10)	(66)	(38)	(26)	(27)	(44)	(53)	(69)	(91)	(143)	(157)
Reported written premiums – statutory*	$908	$1,031	$984	$970	$837	$899	$903	$843	$1,954	$1,746	$2,985	$2,645	3,893	$3,482
Unearned premium change	52	(77)	(74)	(81)	32	(48)	(77)	(45)	(155)	(122)	(232)	(170)	(180)	(138)
Earned premiums	$960	$954	$910	$889	$869	$851	$826	$798	$1,799	$1,624	$2,753	$2,475	3,713	$3,344
Year over year change %
Agency renewal written premiums	11%	13%	10%	11%	8%	11%	11%	8%	11%	9%	11%	10%	11%	9%
Agency new business written premiums	(3)	8	6	25	28	13	12	6	15	9	12	10	8	15
Other written premiums	(12)	34	(31)	63	(20)	30	61	13	17	45	24	40	9	24
Reported written premiums – statutory*	8	15	9	15	10	14	18	8	12	13	13	13	12	12
Paid losses and loss expenses
Losses paid	$477	$470	$431	$424	$459	$507	$475	$415	$855	$890	$1,325	$1,399	1,802	$1,858
Loss expenses paid	98	92	90	89	96	88	97	90	179	189	271	275	369	371
Loss and loss expenses paid	$575	$562	$521	$513	$555	$595	$572	$505	$1,034	$1,079	$1,596	$1,674	2,171	$2,229
Statutory combined ratio
Loss ratio	51.6%	51.7%	56.3%	48.9%	40.6%	52.8%	66.7%	55.9%	52.7%	61.4%	52.3%	58.4%	52.1%	53.8%
Allocated loss expense ratio	4.7	4.4	1.1	3.9	3.4	3.7	4.5	5.5	2.4	5.0	3.1	4.6	3.5	4.3
Unallocated loss expense ratio	6.3	6.1	6.6	6.2	5.9	5.2	6.3	6.1	6.4	6.3	6.3	5.9	6.3	5.8
Net underwriting expense ratio	32.8	30.1	30.6	29.9	33.0	31.8	30.2	31.3	30.3	30.7	30.3	31.1	30.8	31.5
Statutory combined ratio	95.4%	92.3%	94.6%	88.9%	82.9%	93.5%	107.7%	98.8%	91.8%	103.4%	92.0%	100.0%	92.7%	95.4%
Contribution from catastrophe losses	3.2	5.7	8.3	1.2	3.4	8.0	17.8	11.1	4.8	14.6	5.1	12.3	4.6	10.0
Statutory combined ratio excl. catastrophe losses	92.2%	86.6%	86.3%	87.7%	79.5%	85.5%	89.9%	87.7%	87.0%	88.8%	86.9%	87.7%	88.1%	85.4%
Commission expense ratio	19.5%	18.5%	18.5%	17.9%	20.4%	18.4%	18.1%	18.9%	18.2%	18.5%	18.3%	18.5%	18.6%	18.9%
Other expense ratio	13.3	11.6	12.1	12.0	12.6	13.4	12.1	12.4	12.1	12.2	12.0	12.6	12.2	12.6
Statutory expense ratio	32.8%	30.1%	30.6%	29.9%	33.0%	31.8%	30.2%	31.3%	30.3%	30.7%	30.3%	31.1%	30.8%	31.5%
GAAP combined ratio
GAAP combined ratio	93.9%	93.7%	96.4%	91.2%	81.9%	94.8%	109.5%	99.1%	93.9%	104.4%	93.8%	101.1%	93.8%	96.1%
Contribution from catastrophe losses	3.2	5.7	8.3	1.2	3.4	8.0	17.8	11.1	4.8	14.6	5.1	12.3	4.6	10.0
GAAP combined ratio excl. catastrophe losses	90.7%	88.0%	88.1%	90.0%	78.5%	86.8%	91.7%	88.0%	89.1%	89.8%	88.7%	88.8%	89.2%	86.1%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2013 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/13	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	6/30/13	6/30/12	9/30/13	9/30/12	12/31/13	12/31/12
Premiums
Agency renewal written premiums	$606	$632	$602	$631	$549	$557	$552	$571	$1,233	$1,123	$1,865	$1,680	$2,471	$2,229
Agency new business written premiums	92	102	100	97	96	90	91	75	197	166	299	256	391	352
Other written premiums	(63)	(15)	(24)	—	(57)	(28)	(17)	(20)	(24)	(37)	(39)	(65)	(102)	(122)
Reported written premiums – statutory*	$635	$719	$678	$728	$588	$619	$626	$626	$1,406	$1,252	$2,125	$1,871	$2,760	$2,459
Unearned premium change	45	(39)	(33)	(97)	30	(12)	(36)	(58)	(130)	(94)	(169)	(106)	(124)	(76)
Earned premiums	$680	$680	$645	$631	$618	$607	$590	$568	$1,276	$1,158	$1,956	$1,765	$2,636	$2,383
Year over year change %
Agency renewal written premiums	10%	13%	9%	11%	7%	10%	10%	5%	10%	8%	11%	8%	11%	8%
Agency new business written premiums	(4)	13	10	29	30	11	12	6	19	9	17	10	11	15
Other written premiums	(11)	46	(41)	100	(36)	32	61	20	35	46	40	41	16	20
Reported written premiums – statutory*	8	16	8	16	8	13	17	6	12	11	14	12	12	11
Paid losses and loss expenses
Losses paid	$327	$306	$286	$297	$321	$331	$320	$282	$585	$602	$891	$937	$1,218	$1,258
Loss expenses paid	75	70	68	68	72	67	74	74	135	149	205	216	280	288
Loss and loss expenses paid	$402	$376	$354	$365	$393	$398	$394	$356	$720	$751	$1,096	$1,153	$1,498	$1,546
Statutory combined ratio
Loss ratio	48.8%	51.1%	54.9%	47.3%	40.5%	49.5%	59.6%	48.0%	51.2%	54.0%	51.2%	52.4%	50.6%	49.3%
Allocated loss expense ratio	5.3	5.1	0.6	4.3	3.6	4.0	5.0	6.8	2.5	5.8	3.4	5.2	3.9	4.7
Unallocated loss expense ratio	6.3	5.7	6.4	6.2	5.6	4.5	5.5	6.3	6.2	5.9	6.0	5.4	6.1	5.5
Net underwriting expense ratio	34.0	30.8	31.5	29.0	34.4	33.1	31.7	31.3	30.2	31.5	30.4	32.0	31.2	32.6
Statutory combined ratio	94.4%	92.7%	93.4%	86.8%	84.1%	91.1%	101.8%	92.4%	90.1%	97.2%	91.0%	95.0%	91.8%	92.1%
Contribution from catastrophe losses	1.7	5.4	7.1	0.4	3.1	7.5	15.2	6.8	3.8	11.2	4.4	9.9	3.7	8.2
Statutory combined ratio excl. catastrophe losses	92.7%	87.3%	86.3%	86.4%	81.0%	83.6%	86.6%	85.6%	86.3%	86.0%	86.6%	85.1%	88.1%	83.9%
Commission expense ratio	19.1%	18.0%	17.9%	16.5%	20.2%	18.3%	17.8%	17.9%	17.2%	17.8%	17.4%	18.0%	17.8%	18.5%
Other expense ratio	14.9	12.8	13.6	12.5	14.2	14.8	13.9	13.4	13.0	13.7	13.0	14.0	13.5	14.1
Statutory expense ratio	34.0%	30.8%	31.5%	29.0%	34.4%	33.1%	31.7%	31.3%	30.2%	31.5%	30.4%	32.0%	31.3%	32.6%
GAAP combined ratio
GAAP combined ratio	92.7%	93.7%	94.9%	90.8%	82.9%	90.2%	103.5%	94.2%	92.9%	98.9%	93.2%	95.9%	93.0%	92.5%
Contribution from catastrophe losses	1.7	5.4	7.1	0.4	3.1	7.5	15.2	6.8	3.8	11.2	4.4	9.9	3.7	8.2
GAAP combined ratio excl. catastrophe losses	91.0%	88.3%	87.8%	90.4%	79.8%	82.7%	88.3%	87.4%	89.1%	87.7%	88.8%	86.0%	89.3%	84.3%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2013 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/13	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	6/30/13	6/30/12	9/30/13	9/30/12	12/31/13	12/31/12
Premiums
Agency renewal written premiums	$224	$258	$251	$195	$203	$231	$227	$175	$446	$402	$704	$633	$928	$836
Agency new business written premiums	24	28	30	28	27	31	29	24	58	53	86	84	110	111
Other written premiums	(9)	(8)	(8)	(8)	(8)	(9)	(6)	(6)	(16)	(12)	(24)	(21)	(33)	(29)
Reported written premiums – statutory*	$239	$278	$273	$215	$222	$253	$250	$193	$488	$443	$766	$696	$1,005	$918
Unearned premium change	10	(34)	(36)	16	4	(34)	(36)	16	(20)	(20)	(54)	(54)	(44)	(50)
Earned premiums	$249	$244	$237	$231	$226	$219	$214	$209	$468	$423	$712	$642	$961	$868
Year over year change %
Agency renewal written premiums	10%	12%	11%	11%	10%	11%	11%	12%	11%	11%	11%	11%	11%	11%
Agency new business written premiums	(11)	(10)	3	17	23	24	12	9	9	10	2	15	(1)	17
Other written premiums	(13)	11	(33)	(33)	27	25	71	(20)	(33)	54	(14)	45	(14)	41
Reported written premiums – statutory*	8	10	9	11	13	14	19	12	10	16	10	15	9	15
Paid losses and loss expenses
Losses paid	$141	$158	$141	$122	$133	$169	$151	$130	$261	$280	$419	$450	$560	$583
Loss expenses paid	20	19	19	19	22	19	21	15	39	37	58	54	78	76
Loss and loss expenses paid	$161	$177	$160	$141	$155	$188	$172	$145	$300	$317	$477	$504	$638	$659
Statutory combined ratio
Loss ratio	62.6%	54.1%	60.6%	53.6%	43.3%	60.7%	87.2%	76.2%	57.2%	81.8%	56.0%	74.6%	57.8%	66.4%
Allocated loss expense ratio	1.9	2.1	1.5	1.4	1.7	1.9	1.9	1.8	1.5	1.8	1.7	1.8	1.7	1.8
Unallocated loss expense ratio	6.9	7.5	7.4	6.3	6.5	6.9	8.8	5.6	6.8	7.2	7.1	7.2	7.0	7.0
Net underwriting expense ratio	30.1	28.4	28.5	32.8	29.2	28.8	26.5	31.2	30.4	28.6	29.7	28.6	29.8	28.8
Statutory combined ratio	101.5%	92.1%	98.0%	94.1%	80.7%	98.3%	124.4%	114.8%	95.9%	119.4%	94.5%	112.2%	96.3%	104.0%
Contribution from catastrophe losses	7.7	7.0	12.6	3.5	4.4	10.2	26.6	23.5	8.1	25.0	7.7	19.9	7.7	15.9
Statutory combined ratio excl. catastrophe losses	93.8%	85.1%	85.4%	90.6%	76.3%	88.1%	97.8%	91.3%	87.8%	94.4%	86.8%	92.3%	88.6%	88.1%
Commission expense ratio	19.5%	19.0%	19.0%	21.7%	20.4%	17.9%	18.2%	21.3%	20.2%	19.6%	19.7%	18.9%	19.7%	19.3%
Other expense ratio	10.6	9.4	9.5	11.1	8.8	10.9	8.3	9.9	10.2	9.0	10.0	9.7	10.0	9.5
Statutory expense ratio	30.1%	28.4%	28.5%	32.8%	29.2%	28.8%	26.5%	31.2%	30.4%	28.6%	29.7%	28.6%	29.7%	28.8%
GAAP combined ratio
GAAP combined ratio	100.3%	94.5%	100.4%	91.6%	80.0%	105.7%	126.1%	110.9%	96.1%	118.6%	95.5%	114.2%	96.8%	105.3%
Contribution from catastrophe losses	7.7	7.0	12.6	3.5	4.4	10.2	26.6	23.5	8.1	25.0	7.7	19.9	7.7	15.9
GAAP combined ratio excl. catastrophe losses	92.6%	87.5%	87.8%	88.1%	75.6%	95.5%	99.5%	87.4%	88.0%	93.6%	87.8%	94.3%	89.1%	89.4%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2013 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/13	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	6/30/13	6/30/12	9/30/13	9/30/12	12/31/13	12/31/12
Premiums
Agency renewal written premiums	$24	$25	$26	$19	$19	$19	$19	$16	$45	$35	$70	$54	$94	$73
Agency new business written premiums	12	11	9	10	9	9	11	9	19	20	30	29	42	38
Other written premiums	(2)	(2)	(2)	(2)	(1)	(1)	(3)	(1)	(4)	(4)	(6)	(5)	(8)	(6)
Reported written premiums – statutory*	$34	$34	$33	$27	$27	$27	$27	$24	$60	$51	$94	$78	$128	$105
Unearned premium change	(3)	(4)	(5)	—	(2)	(2)	(5)	(3)	(5)	(8)	(9)	(10)	(12)	(12)
Earned premiums	$31	$30	$28	$27	$25	$25	$22	$21	$55	$43	$85	$68	$116	$93
Year over year change %
Agency renewal written premiums	26%	32%	37%	19%	46%	36%	58%	60%	29%	59%	30%	50%	29%	49%
Agency new business written premiums	33	22	(18)	11	29	0	10	0	(5)	5	3	4	11	9
Other written premiums	(100)	(100)	33	(100)	50	0	(200)	0	0	(100)	(20)	(67)	(33)	(20)
Reported written premiums – statutory*	26	26	22	13	50	23	29	33	18	31	21	28	22	33
Paid losses and loss expenses
Losses paid	$9	$6	$4	$5	$5	$5	$4	$3	$9	$7	$15	$12	$24	$17
Loss expenses paid	3	3	3	2	2	2	2	1	5	3	8	5	11	7
Loss and loss expenses paid	$12	$9	$7	$7	$7	$7	$6	$4	$14	$10	$23	$17	$35	$24
Statutory combined ratio
Loss ratio	24.7%	43.5%	52.1%	47.2%	19.5%	64.5%	59.8%	65.7%	49.7%	62.7%	47.4%	63.3%	41.3%	51.5%
Allocated loss expense ratio	12.1	7.0	9.3	11.9	14.0	11.9	15.1	10.6	10.6	12.8	9.4	12.6	10.1	13.0
Unallocated loss expense ratio	4.2	5.5	5.5	6.1	4.7	5.8	3.9	5.3	5.8	4.6	5.7	5.0	5.3	4.9
Net underwriting expense ratio	29.9	30.9	30.9	33.3	32.3	30.9	30.6	31.9	32.0	31.2	31.6	31.1	31.1	31.4
Statutory combined ratio	70.9%	86.9%	97.8%	98.5%	70.5%	113.1%	109.4%	113.5%	98.1%	111.3%	94.1%	112.0%	87.8%	100.8%
Contribution from catastrophe losses	(1.7)	2.5	1.9	0.4	1.2	0.7	3.5	3.7	1.2	3.5	1.7	2.5	0.8	2.2
Statutory combined ratio excl. catastrophe losses	72.6%	84.4%	95.9%	98.1%	69.3%	112.4%	105.9%	109.8%	96.9%	107.8%	92.4%	109.5%	87.0%	98.6%
Commission expense ratio	25.9%	26.3%	26.3%	26.9%	26.4%	25.4%	25.3%	26.5%	26.6%	25.8%	26.5%	25.7%	26.3%	25.9%
Other expense ratio	4.0	4.6	4.6	6.4	5.9	5.5	5.3	5.4	5.4	5.4	5.1	5.4	4.8	5.5
Statutory expense ratio	29.9%	30.9%	30.9%	33.3%	32.3%	30.9%	30.6%	31.9%	32.0%	31.2%	31.6%	31.1%	31.1%	31.4%
GAAP combined ratio
GAAP combined ratio	70.4%	86.7%	98.7%	98.0%	71.5%	111.5%	110.7%	113.6%	98.4%	112.1%	94.2%	111.9%	87.8%	101.0%
Contribution from catastrophe losses	(1.7)	2.5	1.9	0.4	1.2	0.7	3.5	3.7	1.2	3.5	1.7	2.5	0.8	2.2
GAAP combined ratio excl. catastrophe losses	72.1%	84.2%	96.8%	97.6%	70.3%	110.8%	107.2%	109.9%	97.2%	108.6%	92.5%	109.4%	87.0%	98.8%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2013 Supplemental Financial Data

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended December 31,				For the Twelve Months Ended December 31,
(Dollars in millions)	2013	2012	Change	% Change	2013	2012	Change	% Change

Net premiums written	$60	$58	$2	3	$235	$242	$(7)	(3)
Net investment income	36	36	—	nm	143	141	2	1
Amortization of interest maintenance reserve	1	1	—	nm	2	2	—	nm
Commissions and expense allowances on reinsurance ceded	2	2	—	nm	6	7	(1)	nm
Income from fees associated with Separate Accounts	1	—	1	nm	5	1	4	nm
Total Revenues	$100	$97	$3	3	$391	$393	$(2)	0

Death benefits and matured endowments	$19	$15	$4	27	$74	$69	$5	7
Annuity benefits	13	16	(3)	(19)	51	52	(1)	(2)
Disability benefits and benefits under accident and health contracts	1	1	—	nm	2	2	—	nm
Surrender benefits and group conversions	4	6	(2)	33	22	23	(1)	(4)
Interest and adjustments on deposit-type contract funds	3	3	—	nm	10	12	(2)	nm
Increase in aggregate reserves for life and accident and health contracts	42	35	7	20	180	156	24	15
Total Benefit Expenses	$82	$76	$6	8	$339	$314	$25	8

Commissions	$10	$10	$—	nm	$39	$39	$—	nm
General insurance expenses and taxes	10	10	—	nm	43	41	2	5
Increase in loading on deferred and uncollected premiums	(3)	2	(5)	nm	(8)	(1)	(7)	nm
Net transfers from Separate Accounts	—	—	—	nm	—	—	—	nm
Total Operating Expenses	$17	$22	$(5)	(23)	$74	$79	$(5)	(6)

Federal and foreign income tax (benefit)	3	—	3	nm	(1)	(1)	—	nm

Net loss from operations before realized capital gains	$(2)	$(1)	$(1)	nm	$(21)	$1	$(22)	nm

Net realized gains net of capital gains tax	—	3	(3)	nm	1	4	(3)	nm

Net income (loss) (statutory)	$(2)	$2	$(4)	nm	$(20)	$5	$(25)	nm
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2013 Supplemental Financial Data